Exhibit 10.5.3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	Page
1 of 1

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req. No.	5. Project No. (If applicable)
0017	Aug 24, 2006	NT1A911-6-0279ML

6. Issued By Code	F6001201	7. Administered By (If other than Item 6)	Code

DOC/NOAA/AGO	SEE BLOCK 6
STAFF OFFICE & EXTERNAL CLIENTS, AD
1305 EAST WEST HIGHWAY, RM 7601
SILVER SPRING, MD 20910
DIANE R. TRICE 301-713-0838 X 102

8. Name and Address of Contractor (No., Street, County and Zip Code)			(X)	9A. Amendment of Solicitation No.

NEUSTAR, INC.		Vendor ID 00000190		9B. Date (See Item 11)

46000 CENTER OAK PLAZA STERLING, VA 20166		DUNS: 112403295	X	10A. Modification of Contract/Order No. SB1335-02-W-0175

		CAGE: 3DXC3		10B. Date (See Item 13) Oct. 26, 2001

Code	Facility Code

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If required) $ US 0.00

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACT/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)	A.	This change order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A.

B.
The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) Set fourth Item 14, pursuant to the authority of FAR 43.103(b)

X	C.	This supplemental agreement is entered into pursuant to authority of: FAR 52.243-1 “Changes”, and Mutual Agreement of the Parties

	D.	Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ___ copies to the issuing office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification No. 0017 is being issued to accomplish the following:
1. To approve the .US Locality Domain Name Registration Terms and Conditions dated July 19, 2006 and the .US Service Enhancement Agreement dated August 15, 2006. The agreements are effective with the fully executed date of this modification.
2. To amend the deadlines set forth in Modification No. 15 as follows:
a) Launch of first second level domain and related services by August 24, 2006.
b) Launch of .us directory search capability by August 24th, 2006.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or Print)		16A.	Name and title of Contracting Officer (Type or Print)
Steven Boyce, VP & Controller			CATHERINE E. HOLLAND	301-713-0838 X139
Contracting Officer
catherine.holland@noaa.gov

15B. Contractor/Offeror	15C. Date Signed	16B.	United States of America	16C. Date Signed
/s/ Steven Boyce	Aug. 25, 2006	/s/ Catherine E. Holland		August 24, 2006

(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7640-01-152-8070 PREVIOUS EDITIONS UNUSABLE	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	Page
1 of 1

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0018	Oct 20, 2006	NTIA911-7-029IML

6. ISSUED BY CODE	F6001201	7. ADMINISTERED BY (If other than Item 6) SEE BLOCK 6	CODE

DOC/NOAA/AGO
STAFF OFFICE & EXTERNAL CLIENTS, AD
1305 EAST WEST HIGHWAY, RM 7601
SILVER SPRING, MD 20910
DIANE R. TRICE 301-713-0838 x102
11
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, and Zip Code)		(X)	9A. AMENDMENT OF SOLICITATION NO.

NEUSTAR, INC.	Vendor ID: 00000190		9B. DATE (SEE ITEM 11)

46000 CENTER OAK PLAZA STERLING, VA 201666593	DUNS: 112403295		10A. MODIFICATION OF CONTRACT/ORDER NO. SB1335-02-W-0175

	CAGE: 3DXC3	(X)	10B. DATE (SEE ITEM 13) Oct 26, 2001

CODE*	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
6107911001100008000000000000000000000000025220000000000 $ US 0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FOURTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X	D. OTHER (Specify type of modification and authority)
FAR 52217-9 Option to Extend the Term of the Contract

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to exercise the second One-Year Option to extend the contract for 365 days. The period of performance is: October 26, 2006 through October 25, 2007.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.	NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type of print)
				GARY RICE	301-713-0838 x190
Contracting Officer
gary.rice@noaa.gov

15B.	CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	United States of America	16C. DATE SIGNED Oct 20, 2006

	(Signature of person authorized to sign)		BY	/s/ Gary Rice

(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS		Prescribed by GSA FAR (48 CFR)
UNUSABLE		53.243